UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED: September 28, 2010

AXION POWER INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-22573	65-0774638
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3601 Clover Lane
New Castle, PA 16105
(Address of principal executive offices)

(724) 654-9300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Amendment to Material Definitive Agreement

See Item 5.02(b) below.

ITEM 5.02(b)  Resignation of Directors

On September 28, 2010, both Stanley A. Hirschman and Joseph  Bartlett gave notice of their resignations as directors of the Registrant, effective immediately.  In connection with Mr. Bartlett’s resignation, Quercus has executed Amendment No. 3 to Securities Purchase Agreement, dated as of September 30, 2010, pursuant to which it has waived its right to have three directors appointed to the Registrant’s Board and instead will reserve the right to have one director appointed.  These actions are consistent with the Registrant’s overall goal of reducing the size of its Board.

ITEM 9.01 Financial Statements and Exhibits

Exhibit 99.1    Amendment No. 3 to Securities Purchase Agreement, dated as of September 30, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Axion Power International, Inc. has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 4, 2010

Axion Power International, Inc.

By:	/s/ Thomas Granville
Thomas Granville
Chief Executive Officer

EXHIBIT INDEX

Exhibit 99.1    Amendment No. 3 to Securities Purchase Agreement, dated as of September 30, 2010